UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 14, 2014
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
401 North 31st Street, Billings, MT
(Address of principal executive offices)
(406) 255-5390
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

First Interstate BancSystem, Inc. (the “Registrant”) hereby reports that on Thursday, August 14, 2014, a Missoula, Montana jury awarded $287 thousand in compensatory damages and $16.7 million in punitive damages to a former customer of its bank subsidiary, First Interstate Bank (the “Bank”).  This award currently exceeds the Montana statutory cap on punitive damages of $10 million. The Bank strongly disagrees with this unexpected outcome and intends to file appropriate post-trial motions and appeal the case to the Montana Supreme Court.  The Registrant will record the estimated loss associated with this award during third quarter 2014.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 15, 2014

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ ED GARDING
Ed Garding
President and Chief Executive Officer